RESOLUTIONS OF COMMITTEE
                     APPOINTED BY THE BOARD OF DIRECTORS OF
                             NATIONSBANK CORPORATION

                                November 27, 1996



                Approval of 7.84% Junior Subordinated Deferrable
                            Interest Notes, due 2026

         WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on October 23, 1996, this Committee was appointed by the Board (the "Committee") with full authority to take action to raise up to $1,000,000,000 of equity capital (the "Capital") on behalf of the Corporation; and

         WHEREAS, in order to facilitate the Corporation's financing, the Board authorized this Committee to approve the formation of special purpose financing entities, the guaranty by the Corporation of the obligations of such entities, the registration for sale and public sale of such obligations and the entry by the Corporation into agreements with such entities providing for the loan of the proceeds from the sale of such obligations to the Corporation; and

         WHEREAS, as authorized by the Board on November 1, 1996, the Corporation filed a Registration Statement on Form S-3, Registration No. 333-15375, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to obligations of certain special purpose subsidiaries and guarantees and subordinated debt securities of the Corporation, which Registration Statement was amended by pre-effective Amendment No. 1 thereto filed on November 18, 1996, and was further amended by Amendment No. 2 thereto filed on November 25, 1996 and Amendment No. 3 thereto filed on November 26, 1996 and declared effective on November 27, 1996 (as so amended, the "Registration Statement"); and

         WHEREAS, this Committee has determined to authorize the issuance of a series of up to $711,350,000 of the Corporation's junior subordinated deferrable interest notes as described in these resolutions; and

         WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;


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         NOW, THEREFORE, BE IT RESOLVED, that the formation by the Corporation, as sponsor, of three statutory business trusts under the Delaware Business Trust Act be, and the same is, hereby ratified and approved, and any of the Chief Executive Officer, Chief Financial Officer, any Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") is hereby authorized to execute and deliver appropriate declarations of trust as well as an Amended and Restated Declaration of Trust for NB Capital Trust I (the "Declaration") pursuant to which a trust is formed (the "Trust") to facilitate the financing described in these resolutions;

         RESOLVED FURTHER, that the selection and appointment of The Bank of New York as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and John E. Mack, William L. Maxwell and Marc D. Oken as Regular Trustees (collectively, the "Trustees") of the Trust is hereby ratified and approved; and

         RESOLVED FURTHER, that in order to facilitate the formation and operation of the Trust, Authorized Officers of the Corporation are authorized to execute and deliver (i) a Subscription Agreement between the Corporation and the Trust (the "Subscription Agreement") pursuant to which the Corporation will agree to purchase and own all of the Trust's outstanding Common Securities (the "Common Securities"), (ii) a Common Securities Guarantee pursuant to which the Corporation will guarantee the performance by the Trust of its obligations in connection with its outstanding Common Securities (the "Common Securities Guarantee") and (iii) a Preferred Securities Guarantee pursuant to which the Corporation will guarantee the performance by the Trust of its obligations in connection with all of the outstanding Preferred Securities of the Trust (the "Preferred Securities Guarantee" and with the Common Securities Guarantee, the "Guarantees");

         RESOLVED FURTHER, that in order to facilitate the raising of necessary funds, the Authorized Officers are authorized to join with the Trust and to execute an Underwriting Agreement dated as of November 27, 1996 (the "Underwriting Agreement") among the Corporation and the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., A. G. Edwards & Sons, Inc., PaineWebber Incorporated, Prudential Securities Incorporated and Smith Barney Inc. as representatives for the several underwriters described therein (collectively, the "Underwriters") pursuant to which the Trust will agree to issue and sell up to 24,000,000 7.84% Trust Originated Preferred Securities (the "Preferred Securities" and, with the Common Securities, the "Securities") to the Underwriters and grant to the Underwriters an option to purchase under certain conditions up to 3,600,000 Additional Preferred Securities (the "Option"); and

         RESOLVED FURTHER, that to facilitate a loan to the Corporation of the proceeds from the sale of the Securities, the Authorized Officers are authorized to execute and deliver (i) an Indenture

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dated as of November 27, 1996 (the "Indenture") between the Corporation and The
Bank of New York (in such capacity, the "Indenture Trustee") to provide for the issuance by the Corporation of junior subordinated debt securities; (ii) a form of First Supplemental Indenture dated as of December 4, 1996 (the "First Supplemental Indenture") between the Corporation and the Indenture Trustee to set the terms of, and authorize the issuance by the Corporation of a series of up to $711,350,000 in aggregate principal amount of its junior subordinated debt securities to be known as its 7.84% Junior Subordinated Deferrable Interest Notes due 2026 (the "Notes"), which Notes shall be subject to the terms and entitled to the benefits of the Indenture; and (iii) a Note Purchase Agreement between the Corporation and the Trust (the "Note Purchase Agreement") pursuant to which the Corporation will sell the Notes to the Trust; and

         RESOLVED FURTHER, that the Notes shall bear interest at the rate of 7.84% per annum, which interest shall accrue from December 4, 1996 and shall be payable quarterly on March 31 , June 30, September 30 and December 31, commencing December 31, 1996; and if the Notes cease to be registered in book entry only form, the record date for the interest payable shall be the 15th of the calendar month in which the interest payment date occurs;

         RESOLVED FURTHER, that the maturity date of the Notes shall be December 31, 2026;

         RESOLVED FURTHER, that the Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Underwriters, in denominations of $25 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about December 4, 1996, and the form of registered global note contained in the First Supplemental Indenture, together with such modifications as are appropriate to reflect the determinations of this Committee, is hereby in all respects approved;

         RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, and the corporate seal shall be affixed thereon and shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the current or any Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall nevertheless be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore

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authorized, the facsimile signatures of Hugh L. McColl, Jr., Chief
Executive Officer of the Corporation, John E. Mack, Senior Vice
President and Treasurer of the Corporation, James W. Kiser,
Secretary of the Corporation, and Allison Gilliam, Assistant
Secretary of the Corporation, are hereby expressly approved and accepted;

         RESOLVED FURTHER, that pursuant to the provisions of the Indenture and the First Supplemental Indenture each Authorized Officer is hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Indenture Trustee under the Indenture, or to any agent designated by the Indenture Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Notes, and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

         RESOLVED FURTHER, that the Authorized Officers are hereby authorized to take any and all actions necessary or appropriate to implement and carry out the Corporation's obligations under the Option, including the execution and delivery of supplements to the Indenture and Declaration and all necessary documents and certificates in connection with such action;

         RESOLVED FURTHER, that the terms, conditions and provisions of the Declaration, the Subscription Agreement, the Guarantees, the Underwriting Agreement, the Indenture, the First Supplemental Indenture and the Note Purchase Agreement are hereby ratified and approved, with such changes and upon such terms as the Authorized Officers executing then shall determine;

         RESOLVED FURTHER, that all actions previously taken by officers of the Corporation in anticipation of, or in connection with the transactions described in these resolutions, be and the same are hereby ratified, confirmed and approved; and

         RESOLVED FURTHER, that each of the Authorized Officers hereby is authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.


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